Exhibit 99.2

Alcoa Corporation Initiates Quarterly Cash Dividend and New Share Repurchase Program

PITTSBURGH--(BUSINESS WIRE)--October 14, 2021--Alcoa Corporation (the “Company”) announced today the initiation of a quarterly cash dividend on its common stock and a new $500 million share repurchase program.

The Board of Directors declared the first quarterly cash dividend of $0.10 per share of the Company’s common stock, to be paid on November 19, 2021 to stockholders of record as of the close of business on October 29, 2021.

“The Company’s decision to return cash to our stockholders through our first-ever quarterly cash dividend program and a new share repurchase program is a result of the significant work that Alcoans have completed to improve our Company’s financial position,” said Alcoa President and CEO Roy Harvey. “These new programs are consistent with our capital allocation framework and reflect our confidence in the strength of our Company and cash generation ability.”

Harvey continued: “Based on our view of markets and expected cash flows, we believe these programs can be sustained through the commodity cycle.”

Alcoa Executive Vice President and Chief Financial Officer William Oplinger said: “The share repurchase program will be financed by operating cash flows and cash on hand, as the balance sheet has continued to strengthen with proportional adjusted net debt is at its lowest level since the inception of our Company in 2016.

“Today, we have no substantial debt maturities until 2027, and our expected cash pension funding requirements are at their lowest levels,” Oplinger said.

The annualized dividend is approximately 1% or greater than the historical five-year, one-year, and six-month averages of the Alcoa share price, a typical dividend initiation threshold. The Company intends to pay cash dividends on a quarterly basis, with future declarations subject to approval by its Board of Directors. The details of any future cash dividend declaration, including the amount of such dividend and the timing and establishment of the record and payment dates, will be determined by the Board of Directors. The decision of whether to pay future cash dividends and the amount of any such dividends will be based on the Company's financial position, results of operations, cash flows, capital requirements, business conditions, the requirements of applicable law, and any other factors the Board of Directors may deem relevant.

In addition, the Company is authorized to repurchase up to a total of $650 million of its outstanding shares of common stock, which includes $500 million under the newly authorized share repurchase program and a remaining $150 million under the Company’s previously authorized share repurchase program. The timing of the share repurchases will be based upon the Company’s continuing analysis of market, financial, and other factors. Repurchases under the programs may be made using a variety of methods, which may include, but are not limited to, open market purchases, privately negotiated transactions, or purchases pursuant to a Rule 10b5-1 plan. The new and previously authorized share repurchase programs may be suspended or discontinued at any time and do not have predetermined expiration dates. The Company intends to retire the repurchased shares of common stock. As of September 30, 2021, the Company had 187,060,044 issued and outstanding shares of common stock.

About Alcoa Corporation

Alcoa (NYSE: AA) is a global industry leader in bauxite, alumina, and aluminum products, and is built on a foundation of strong values and operating excellence dating back 135 years to the world-changing discovery that made aluminum an affordable and vital part of modern life. Since developing the aluminum industry, and throughout our history, our talented Alcoans have followed on with breakthrough innovations and best practices that have led to efficiency, safety, sustainability, and stronger communities wherever we operate.

Dissemination of Company Information

Alcoa intends to make future announcements regarding company developments and financial performance through its website, www.alcoa.com, as well as through press releases, filings with the Securities and Exchange Commission, conference calls, and webcasts.

Forward-Looking Statements

This release contains statements that relate to future events and expectations, including those relating to our plans to declare and pay cash dividends and execute share repurchases, and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “endeavors,” “working,” “potential,” “ambition,” “develop,” “reach,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements by Alcoa Corporation that reflect expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts concerning global demand growth for bauxite, alumina, and aluminum, and supply/demand balances; statements, projections or forecasts of future or targeted financial results, or operating or sustainability performance; statements about strategies, outlook, and business and financial prospects; and statements about capital allocation and return of capital. These statements reflect beliefs and assumptions that are based on Alcoa Corporation’s perception of historical trends, current conditions, and expected future developments, as well as other factors that management believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa Corporation believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) current and potential future impacts of the coronavirus (COVID-19) pandemic on the global economy and our business, financial condition, results of operations, or cash flows and judgments and assumptions used in our estimates; (b) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices and premiums, as applicable, for primary aluminum and other products, and fluctuations in indexed-based and spot prices for alumina; (c) deterioration in global economic and financial market conditions generally and which may also affect Alcoa Corporation’s ability to obtain credit or financing upon acceptable terms or at all; (d) unfavorable changes in the markets served by Alcoa Corporation; (e) the impact of changes in foreign currency exchange and tax rates on costs and results; (f) increases in energy or raw material costs or uncertainty of energy supply or raw materials; (g) declines in the discount rates used to measure pension and other postretirement benefit liabilities or lower-than-expected investment returns on pension assets, or unfavorable changes in laws or regulations that govern pension plan funding; (h) the inability to achieve improvement in profitability and margins, cost savings, cash generation, revenue growth, fiscal discipline, sustainability targets, or strengthening of competitiveness and operations anticipated from portfolio actions, operational and productivity improvements, technology advancements, and other initiatives; (i) the inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, restructuring activities, facility closures, curtailments, restarts, expansions, or joint ventures; (j) political, economic, trade, legal, public health and safety, and regulatory risks in the countries in which Alcoa Corporation operates or sells products; (k) labor disputes and/or work stoppages; (l) the outcome of contingencies, including legal and tax proceedings, government or regulatory investigations, and environmental remediation; (m) the impact of cyberattacks and potential information technology or data security breaches; (n) risks associated with long-term debt obligations; (o) the timing and amount of future cash dividends and share repurchases; and (p) the other risk factors discussed in Part I Item 1A of Alcoa Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and other reports filed by Alcoa Corporation with the U.S. Securities and Exchange Commission. Alcoa Corporation disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks described above and other risks in the market.

Contacts

Investor Contact:
James Dwyer
412-992-5450
James.Dwyer@alcoa.com

Media Contact:
Jim Beck
412-315-2909
Jim.Beck@alcoa.com

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